Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25AV

FIFTY-SECOND AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Fifty-second Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009 (document no. 2298875), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  The effective date of this Amendment is the date last signed below (the Effective Date").  Further, upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Whereas, pursuant to the Agreement, Customer is granted a non-exclusive, non-transferable and perpetual right to use CSG Screen Express® including Enhanced Call Routing ("ECR") Licensed Product ("Screen Express"); and

Whereas, pursuant to the Forty-third Amendment to the Agreement executed by Customer and CSG effective as of September 9, 2013 (CSG document no. 2503440), Customer requested and CSG provided non-exclusive, non-transferable and perpetual licenses to Customer to use Screen Express on *** ******* ****** (***) ************ for the "former Bresnan SPAs" (as defined therein) only; and

Whereas, pursuant to the Agreement CSG provides maintenance and support ("Screen Express Support") to Customer for Screen Express pursuant to the ****** Maintenance Fee and ******* Operations Fee (the "Support Fees") paid to CSG by Customer; and

Whereas, Customer (i) desires to no longer use Screen Express in connection with Customer’s operations including, but not limited to, *** *** ******* ****** (***) *********** licenses of Screen Express recently granted to Customer for the "former Bresnan SPAs" pursuant to the Forty-third Amendment ("43rd Amendment"), (ii) has requested that CSG stop providing Screen Express Support, and (iii) has directed CSG to stop invoicing Customer for Support Fees for Screen Express; and

Whereas, pursuant to Customer’s request, CSG agrees to no longer license or provide Screen Express or Screen Express Support to Customer.

Now, therefore, CSG and Customer agree to the following as of the Effective Date:

1.   Customer desires to remove *** ******* ****** (***) licensed ************ of Screen Express originally provided to Customer via the Forty-third Amendment to the Agreement.  Upon the Effective Date, Customer shall purge all copies of Screen Express from the Designated Environment and all Customer's other computer systems, storage media and other files and as a result, as of the Effective Date, Screen Express is no longer used by Customer and no longer supported by CSG.

2.   As a result, references to Screen Express are hereby deleted from throughout the Agreement including, Schedules B and F, as follows:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(a)  Schedule B: "Products," where it will be removed from (i) the list of "Bulk License Software;" (ii) "Product Descriptions," including the Product Description for CSG Screen Express in its entirety and the reference to CSG Screen Express in the Product Description for ACSR® Web Enabled; and (iii) "CSG Screen Express®, including Enhanced Call Routing, for Former Bresnan SPAs" from the Schedule B "Products" list and "Product Descriptions" referenced in the 43rd Amendment; and

(b)  Schedule F: "Fees," where it will be removed from (i) CSG Licensed Products, Section 1, line 8; (ii) "CSG Services," Note 33 of "The ******* BSC for Non-Rated Video and Non-Rated High Speed Data; (iii) "VSF for Telephony includes the following:" of Section 1, "Processing," Subsection (a), "Non-Rated Video, Non-Rated High Speed Data, and Telephony;" and (iv) Schedule F references in Section 4(c) of the 43rd Amendment that were added to the Agreement.

3.   As a further result, Schedule I, "Export Approved Products and Export Approved Countries," to the Agreement is amended to delete each of (i) Screen Express and (ii) Enhanced Call Routing from the list of named software or product modules of the Export Approved Products, ***** and **** (***********).

THIS AMENDMENT is executed on the day and year last signed below to be effective as of the Effective Date.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Joseph T. Ruble
Title: VP Billing	Title: EVP, CAO & General Counsel
Name: Michael Ciszek	Name: Joseph T. Ruble
Date: 9/4/14	Date: 5 Sept. 2014